STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Expenses
General and administrative	$ 7,118	$ 6,476	$ 3,486
Professional fees	14,115	13,947	10,386
Net loss	$ 21,233	$ 20,423	$ 13,872
Basic and diluted loss per share	$ (.00)	$ (.00)	$ (.00)
Weighted average number of common shares outstanding - basic and diluted	34,548,368	34,548,368	34,548,368